EXHIBIT 32.1

MOTIVATING THE MASSES INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MOTIVATING THE MASSES INC. (the Registrant) on Form 10-K for the period  ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Lisa Nichols, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Lisa Nichols and will be retained by MOTIVATING THE MASSES INC. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 28, 2014

By: /s/ Lisa Nichols

Lisa Nichols

Chief Executive Officer

(Principal Executive Officer)